UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 February 3, 2009

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd, Suite 200, Columbus, Ohio         43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333

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          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01.    Other Events
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          As of January 31, 2009, preliminary assets under management totaled
$4.240 billion.  Following is a summary as of January 31, 2009 (in millions):

				         Equity    Fixed Income	    Total
Individually Managed Accounts 	        $ 1,046	      $   54       $ 1,100
Mutual Funds 			          2,837	          97	     2,934
Private Investment Funds	   	    206            0           206
                                        -------       ------       -------
Total			       	        $ 4,089       $  151       $ 4,240

Investment Strategy
-------------------
Small and Small-Mid Cap         $    462
Large Cap and Select		   1,440
Long-Short		           2,187
Strategic and Fixed Income     	     151
				--------
Total			           4,240


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: February 3, 2009	                    By: /s/ James F. Laird
                                            -------------------------------
                                            James F. Laird, Chief Financial
                                            Officer and Secretary